SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)    November 19, 1998


                                TOSCO CORPORATION
             (Exact name of registrant as specified in its charter)


          NEVADA                       1-7910                       95-1865716
(State or other jurisdiction of      (Commission                 (IRS Employer
 incorporation)                       File Number)                ID Number)

72 CUMMINGS POINT ROAD, STAMFORD, CONNECTICUT                       06902
(Address of principal executive offices)                         (Zip Code)

Registrant's Telephone Number,
 including area code:                                         (203) 977-1000


-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  OTHER EVENTS

          On November 19, 1998, the Board of Directors of Tosco Corporation (the "Company") declared a dividend of one Right for each outstanding share of the Company's Common Stock, par value $.75 per share (the "Common Stock"), to stockholders of record at the close of business on December 7, 1998 (the "Record Date"). Each Right entitles the registered holder to purchase from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Stock"), at a Purchase Price of $90.00 per unit of one one-hundredth of a share, subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and BankBoston N.A., as Rights Agent.

          Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. The Rights will separate from the Common Stock and a Distribution Date will occur upon the earliest of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (other than those who report ownership on Schedule 13G under the Securities Exchange Act of 1934) (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the shares of Common Stock then outstanding1 (the "Stock Acquisition Date"), (ii) 10 business days following the commencement of a tender offer or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock, or (iii) 10 business days following the date the Board of Directors declares a person to be an "Adverse Person," upon a determination by the Board that such person, alone or together with his affiliates or associates, is or has become the beneficial owner of 10% or more of the shares of Common Stock outstanding, and upon a determination by the Board of Directors of the Company, after reasonable inquiry and investigation, including consultation with such persons as such directors shall deem appropriate, that (a) such beneficial ownership by such person is intended to cause the Company to repurchase the shares of Common Stock beneficially owned by such person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such person with short-term financial gain under circumstances where the Board of Directors determines that the best long- term interests of the Company and its stockholders would not be served by taking such action or entering into such transactions or series of transactions at that time, or (b) such beneficial ownership is causing or reasonably likely to cause a material adverse impact (including, but not limited to, impairment of relationships with customers or impairment of the Company's ability to maintain its competitive position) on the business, financial condition, competitive position or prospects of the Company.

---------------
1 Under the Rights Agreement, for purposes of calculating percentages of Common Stock outstanding, shares of Common Stock outstanding shall include all shares of Common Stock deemed to be beneficially owned by a Person and its affiliates and associates, even if not actually then outstanding.

          Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

          The Rights are not exercisable until the Distribution Date and will expire at the close of business on December 6, 2008 (the "Final Expiration Date"), unless earlier redeemed by the Company as described below.

          As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except (i) with respect to certain shares of Common Stock issued or sold pursuant to the exercise of stock options or under any employee benefit plan or compensation arrangement, or upon the exercise, conversion or exchange of certain securities of the Company, or (ii) as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

          In the event that (i) a person or group becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock (except pursuant to a tender offer or an exchange offer for all outstanding shares of Common Stock at a price and on terms which a majority of the Directors who are not officers of the Company and who are not representatives, nominees, affiliates or associates of such person, with the concurrence of a majority of the Continuing Directors (as defined below), after receiving advice from one or more nationally recognized investment banking firms, determines to be fair to and otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer")), or (ii) the Board of Directors declares that a person is an Adverse Person (each such event, a "Flip-in Event"), each holder of a Right will thereafter have the right to receive, upon exercise of such Right, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value (based on a formula set forth in the Rights Agreement) equal to two times the Purchase Price of the Right. Notwithstanding any of the foregoing, following the occurrence of any Flip-in Event, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person or an Adverse Person (or by certain related parties) will be null and void. However, Rights are not exercisable following the occurrence of any Flip-in Event until such time as the Rights are no longer redeemable by the Company as set forth below.

          For example, at a Purchase Price of $90.00 per Right, each Right not owned by an Acquiring Person or an Adverse Person (or by certain related parties) following a Flip-in Event would entitle its holder to purchase $180.00 worth of Common Stock (or other consideration, as noted above) determined pursuant to a formula set forth in the Rights Agreement, for $90.00. Assuming that the Common Stock had a per share value of $45.00 at such time (as determined pursuant to such formula), the holder of each valid Right would be entitled to purchase four shares of Common Stock for $90.00.

          In the event that, at any time following the Stock Acquisition Date
(i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or in which it is the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation but its Common Stock is changed or exchanged for stock or securities of any other person or cash or any other property (other than a merger meeting certain conditions which follows an offer for all outstanding shares of Common Stock which a majority of the unaffiliated Directors who are not officers of the Company determine to be fair to and otherwise in the best interests of the Company and its stockholders), or (iii) 50% or more of the Company's assets or earning power is sold or transferred (in one transaction or a series of transactions) (each such event, a "Flip-Over Event"), then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right to receive, upon exercise at the then current Purchase Price (as set forth in the Rights Agreement), common stock of the acquiring company having a then current market value equal to two times the exercise price of the Right. The events set forth in this paragraph and the Flip-in Events described in the second preceding paragraph are referred to as the "Triggering Events."

          The Company may not engage in a transaction with an Acquiring Person constituting a Flip-Over Event unless the Acquiring Person meets certain conditions. If the Acquiring Person's (or its affiliated entity's) common stock has not been registered under the Securities Exchange Act of 1934, as amended, for the preceding twelve months, but it is a direct or indirect subsidiary of another company which has registered common stock, the Rights shall be exercisable as described above to purchase the common stock of such parent company. Moreover, the Company may not engage in a flip-over transaction unless the Acquiring Person (or its affiliated entity or parent, as applicable), (i) has sufficient shares of common stock authorized to permit the full exercise of the Rights and (ii) enters into an agreement containing the terms set forth above and providing that, as soon as practicable after the date of the Flip-Over Event, the Acquiring Person will register the Rights and the securities issuable upon exercise of the Rights under the Securities Act of 1933, as amended, and maintain the effectiveness of such registration statement until the Expiration Date of the Rights Plan. Notwithstanding the foregoing, a merger or consolidation will not constitute a Flip-Over Event if (i) the transaction is consummated with a person who acquired Common Stock pursuant to Qualifying Offer or with a subsidiary of such person; (ii) the price per share of Common Stock offered in such transaction is not less than the price paid to holders of the Company's Common Stock whose shares were purchased in the Qualifying Offer; and
(iii) the form of consideration offered in the transaction is the same as the form of consideration paid pursuant to the Qualifying Offer.

          The Purchase Price payable, and the number of units of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above). With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Preferred Stock (other than fractions of one one-hundredth of a share, or integral multiples thereof) will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

          At any time until the earlier of (a) ten days following the Stock Acquisition Date or (b) the Final Expiration Date, the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Under certain circumstances set forth in the Rights Agreement, the decision to redeem shall require the concurrence of a majority of the Continuing Directors. The Company may not redeem the Rights if the Board of Directors has previously declared a person to be an Adverse Person. Immediately upon the action of the Board of Directors ordering redemption of the Rights, with, where required, the concurrence of such Continuing Directors, the Rights will terminate and the only right of the holders of Rights will be to receive the $.01 redemption price. In the event that a majority of the members of the Board serving following a meeting of stockholders or stockholder action by written consent are not nominated by the Board serving immediately prior to such meeting or action, then for 180 days following such meeting or action the Rights may not be redeemed if such redemption is reasonably likely to have the purpose or effect of allowing any person to become an Acquiring Person, or otherwise facilitating the occurrence of a Flip-In Event, or a Flip-Over Event or a transaction with an Acquiring Person.

          The term "Continuing Directors" means any member of the Board of Directors of the Company who was a member of the Board prior to the date of the Rights Agreement, and any person who is subsequently elected to the Board if such person is recommended or approved by a majority of the Continuing Directors, but shall not include an Acquiring Person, an Adverse Person or an affiliate or associate of any such person, or any representative of the foregoing entities.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to the Company, stockholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company as set forth above, or are redeemed as provided in the second preceding paragraph.

          Other than certain provisions relating to the principal economic terms of the Rights, any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board (in certain circumstances, with the concurrence of the Continuing Directors) in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (other than an Acquiring Person, an Adverse Person or an affiliate or associate thereof), or to shorten or lengthen any time period under the Rights Agreement; PROVIDED, however, that an amendment to lengthen the time period governing redemption may be made only if the Rights are redeemable and an amendment to lengthen any other time period may be made only for the purpose of protecting, enhancing or clarifying the rights of, and/or benefits to, the holders of Rights (other than any Acquiring Person or Adverse Person).

          The Rights will have certain anti-takeover effects. Exercise of the Rights will cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board of Directors. The existence of Rights, however, should not affect an offer at a fair price and otherwise in the best interests of the Company and its stockholders as determined by the Board of Directors. The Rights should not interfere with any merger or other business combination approved by the Board of Directors since the Board of Directors may, at its option, at any time until ten days following the Stock Acquisition Date or until a person has been determined to be an Adverse Person redeem all but not less than all of the then outstanding Rights at the $.01 redemption price.

          The Rights Agreement between the Company and the Rights Agent specifying the terms of the Rights, which includes as an exhibit the form of Rights Certificate, is incorporated herein by reference. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement.

Item 7.  EXHIBITS

EXHIBIT NUMBER             DESCRIPTION

        4 Rights Agreement, dated as of November 19, 1998, between Tosco Corporation and
                           BankBoston N.A., as Rights Agent

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TOSCO CORPORATION


                                By: /s/ WILKES MCCLAVE
                                        Wilkes McClave
                                        Senior Vice President


Dated: November 30, 1998

                                EXHIBIT INDEX

EXHIBIT NUMBER                  DESCRIPTION                          PAGE


       4            Form of Rights Agreement, dated as of
                    November 19, 1998, between
                    Tosco Corporation and
                    BankBoston N.A., as Rights Agent